THE YACKTMAN FUNDS, INC.



October 29, 1998


To assist you in your discussions with clients, who are Yacktman shareholders, I am enclosing the following items for your review.

            - A copy of a "press release," dated October 26, 1998, from the Board of Directors of The Yacktman Funds, Inc.

            - The proxy materials, including a shareholder letter, Q & A document, and actual proxy statement, that the Board of Directors mailed last week to the shareholders.

            - A chart entitled, "The entire Yacktman organization." As noted on page 8 of the proxy statement, the Independent Directors are concerned about the depth, experience, and expertise of the Yacktman staff. These concerns have grown as Yacktman acquired additional private accounts and began investing in mid-cap and small-cap companies. Changes of this nature typically require more investment professionals (not fewer as has been the case at Yacktman).

If you have any questions, please do not hesitate to call me at 1-630-734-3792 or the Lead Director, Stas' Maliszewski, at 1-312-780-1933. At its September 22, 1998 meeting, the Board of Directors elected me President, Secretary, and Treasurer of The Yacktman Funds, Inc., and as such, I have obviously been receiving a large number of inquiries regarding this proxy fight.

Sincerely,



John D. Carlson
President
The Yacktman Funds, Inc.

                                                                  as of 10/23/98

                        The entire Yacktman organization
                                 which manages

                          $800 million plus in assets
                       100 plus separate private accounts
                            2 open-end mutual funds



                       |---------------------------------------------------|
                       |                   Don Yacktman                    |
                       |  CIO & portfolio manager for 80 private accounts  |
                       |              mutual funds' director               |
                       |                      age 57                       |
                       |--------------------------|------------------------|
                                                  |
                     |----------------------------|---------------------------|
                     |                                                        |
|--------------------|------------------------|         |---------------------|----------------------|
|               Steve Yacktman                |         |                  Ron Ball                  |
|     analyst/trader/portfolio manager/       |         |  portfolio manager for 25 private accounts |  |------------------------|
|              research/systems               |         |      not involved in funds' investments    |  |     Support Staff      |
|              Yacktman family                |         |   (assumed marketing function as of 8/98)  |  |     -------------      |
|                   age 28                    |        /|           mutual funds' director           |  |                        |
|                                             |         |                   age 57                   |  |administrative assistant|
|--------------------|------------------------|      /  |---------------------|----------------------|  |                        |
                                                                              |                         |                        |
                     |                             /                          |                         |   account reconciler   |
                                                                              |                         |    Yacktman family     |
|--------------------|------------------------|  /      |---------------------|----------------------|  |      by marriage       |
|                                             |         |                                            |  |                        |
|          trading/research/portfolio         |/        |  marketing & service provider coordinator  |  |                        |
|         management/marketing trainee        |- - - - -|       maternity leave Nov 98-Feb 99        |  |     receptionist/      |
|  (hired 8/98 with no investment experience) |         |                   age 34                   |  |       secretary        |
|         Yacktman family by marriage         |         |                                            |  |------------------------|
|                   age 26                    |         |                                            |
|---------------------------------------------|         |--------------------------------------------|